                                                                   EXHIBIT 10.18

                             FORM OF PROMISSORY NOTE

NEITHER THIS PROMISSORY NOTE NOR THE SHARES ISSUABLE UPON CONVERSION OF THIS PROMISSORY NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND THIS PROMISSORY NOTE CANNOT BE SOLD OR TRANSFERRED, AND THE SHARES ISSUABLE UPON CONVERSION OF THIS PROMISSORY NOTE CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UPON RECEIPT OF AN OPINION OF COUNSEL, SATISFACTORY TO THE MAKER, THAT SUCH REGISTRATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER.

               UNSECURED CONVERTIBLE SUBORDINATED PROMISSORY NOTE

                                                                  COLUMBUS, OHIO
$[_________]                                                   APRIL [___], 1998

         FOR VALUE RECEIVED, NATIONSRENT, INC., a Delaware corporation ("Maker"), promises to pay to [__________________] ("Payee"), in lawful money of the United States of America, the principal sum of [__________] ($[__________]), together with interest (calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed) in arrears on the unpaid principal balance in the manner provided below. This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of the Asset Purchase Agreement, dated April 21, 1998 (the "Agreement"), between the Payee and NationsRent of Florida, Inc., a Delaware corporation and a wholly owned subsidiary of Maker (the "Buyer"), and is subject to the terms and conditions of the Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Agreement.

SS.1.    PAYMENTS.

         SS.1.1   PAYMENT OF INTEREST

                  (a) This Note shall bear interest at the rate of six and one-half percent (6-1/2%) per annum, commencing on the date hereof, subject to adjustment as provided in ss.1.1(b) below. Accrued and unpaid interest shall be payable quarterly on each March 31, June 30, September 30, and December 31, commencing on June 30, 1998, until all principal and accrued and unpaid interest shall have been paid in full.

                  (b) Notwithstanding anything to the contrary contained herein, on or after an Event of Default (defined below) resulting from the failure to timely pay principal of or interest on this Note or on or after any other Event of Default for which Payee has accelerated the maturity date (subject to any notice, grace and cure provisions provided herein), this Note shall bear interest at a rate per annum equal to two percent (2.0%) in excess of the rate that otherwise would be applicable hereunder, from the date of such Event of Default until paid in full.

         SS.1.2     REPAYMENT OF PRINCIPAL

         The principal amount of this Note shall be due and payable on April 30, 2003.

         SS.1.3     MANNER OF PAYMENT

         All payments of principal and interest on this Note shall be made by check at such place in the United States of America as Payee shall designate to Maker in writing or by wire transfer of immediately available funds to an account designated by Payee in writing. If any payment of principal or interest on this Note is due on a day which is not a Business Day (defined below), such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of Ohio.

         SS.1.4     PREPAYMENT

         After the date on which the closing price of the shares of Maker into which this Note is convertible has averaged more than 150% of the Conversion Price (defined below) for a period of thirty (30) or more consecutive trading days (the "Prepayment Date"), Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment. Any partial prepayments shall be applied to installments of principal in inverse order of their maturity. Prior to the Prepayment Date, Maker shall not be entitled to prepay any portion of the outstanding principal balance due under this Note.

         SS.1.5     RIGHT OF SET-OFF

         Maker shall have the right to withhold and set-off against any amount due hereunder the amount of any claim for indemnification or payment of damages to which Buyer may be entitled under the Agreement or the Agreement with Stockholders.

         SS.1.6     CONVERSION

         Subject to and upon compliance with the provisions of the Agreement, if Maker completes an IPO (defined below), then the holder of this Note shall be entitled, at the holder's option, at any time on or before the close of business on December 31, 2002 to convert the principal amount of this Note (or any portion of the principal amount hereof which is $1,000.00 or any integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/1000 of a share) of common stock of Maker at a conversion price equal to the initial public offering price of such shares (or, if Maker is merged into or otherwise acquired by or converted into an already existing, publicly held entity ("New Entity"), at a conversion price equal to the average closing price of the shares of the New Entity for twenty (20) trading days following the merger) (the "Conversion Price"). The holder shall surrender this Note, duly endorsed or assigned to Maker or in blank, to Maker at its office or agency at the address provided in writing by Maker, accompanied by written notice to Maker that the holder hereof elects to convert this Note, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted. No payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on the common stock issued on conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Seller shall pay a cash adjustment. In addition, in case of certain consolidations or mergers to which Maker is a party or the transfer of substantially all of the assets of Maker, this Note, if then outstanding, will be convertible thereafter, during the period this Note shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger or transfer by a holder of the number of shares of common stock into which this Note might have been converted immediately prior to such consolidation, merger or transfer (assuming such holder of common stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares). As used herein, "IPO" shall mean an underwritten public offering of shares of the common stock of Maker registered under the Securities Act.

SS.2.    DEFAULTS.

         SS.2.1     EVENTS OF DEFAULT

         The occurrence and continuance of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("Event of Default"):

                  (a) If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for thirty (30) days after Payee notifies Maker thereof in writing;

                  (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "Bankruptcy Law"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due; or

                  (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties, or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 120 days.

         SS.2.2     NOTICE BY MAKER

         Maker shall notify Payee in writing within five (5) days after the occurrence of any Event of Default of which Maker acquires knowledge.

         SS.2.3     REMEDIES

         Upon the occurrence of an Event of Default hereunder (unless all Events of Default have been waived by Payee or cured), Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies under this Note, including, without limitation, reasonable attorneys' fees.

         Notwithstanding the above, if an Event of Default has occurred under this Note and such Event of Default results in a default under the Senior Indebtedness (defined in ss.3 below) or a default under the Senior Indebtedness otherwise exists, then for so long as any Senior Indebtedness remains unpaid, the Payee shall not commence or join with any creditor of Maker in commencing any proceedings to collect or enforce its rights hereunder until the earlier of
(x) 180 days from the occurrence of such Event of Default, and (y) the date, if any, on which such default is waived by the holder or holders of the Senior Indebtedness to which such default relates; provided, however, that notwithstanding such forbearance of the commencement of proceedings with respect to an Event of Default, such Event of Default shall nevertheless be an Event of Default for all other purposes of this Note and Payee shall be entitled to pursue all other remedies other than the commencement of proceedings under the circumstances set forth in this paragraph.

SS.3.    NOTE SUBORDINATE TO SENIOR INDEBTEDNESS.

         SS.3.1     SENIOR INDEBTEDNESS.

         Anything in this Note to the contrary notwithstanding, Maker covenants and agrees, and Payee likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this ss.3, the indebtedness represented by this Note and the payment of principal of and interest on this Note and other amounts owed by Maker under this Note are hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash of all Senior Indebtedness (defined below), including any interest accruing after the occurrence of an Event of Default, whether or not such interest is an allowed claim enforceable against the debtor in a case brought under the United States Bankruptcy Code (the "Bankruptcy Code"). "Senior Indebtedness" means the principal of (and premium, if any) and interest on (i) all indebtedness, public or private, of Maker for money borrowed, whether outstanding on the date of this Note or thereafter created, assumed or incurred, except (A) such indebtedness as is by its terms expressly stated to be not superior in right of payment to this Note or to rank pari passu with this Note,
(B) all notes issued in connection with the acquisition of any business, properties, stock or assets to the seller of such business, properties, stock or assets, which shall rank pari passu with this Note unless otherwise expressly stated to be not superior or superior in right of payment to this Note, and (C) this Note, (ii) any deferrals, renewals or extensions of any such Senior Indebtedness, and (iii) any fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations relating to Senior Indebtedness. The term "indebtedness of Maker for money borrowed" means any obligation of, or any obligation guaranteed by, Maker for the repayment of money borrowed, whether or not evidenced by bonds, debentures, notes or other written instruments, any capitalized lease obligation and any deferred obligation for payment of the purchase price of any property or assets. Payee agrees to furnish any holder of Senior Indebtedness upon request a subordination agreement that contains reasonably customary subordination provisions, including the priority rights of Payee and the holder of the Senior Indebtedness and prohibits payments to Payee that would cause a default under the Senior Indebtedness.

         SS.3.2     PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

         In the event of (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to Maker or to its creditors, as such, or to its assets, (ii) any liquidation, dissolution or other winding up of Maker, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of Maker, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, then and in any such event:

                  (a) the holders of Senior Indebtedness shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in accordance with the instruments governing such Senior Indebtedness, before Payee is entitled to receive any payment on account of principal of (or premium, if any) or interest on this Note or other amounts owed by Maker under this Note;

                  (b) any payment or distribution of assets or securities of Maker of any kind or character, whether in cash, property or securities, to which Payee would be entitled but for the provisions of this ss.3, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of Maker being subordinated to the payment of this Note (except for any such payment or distribution (x) authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of this Note to the Senior Indebtedness, and made by a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law, or (y) of securities that are subordinated, to at least the same extent as this Note, to the payment in full in cash of all Senior Indebtedness then outstanding), shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver of liquidating trustee or otherwise, directly to the holders of the Senior Indebtedness or their representative or representatives, ratably according to the aggregate amounts remaining unpaid on the Senior Indebtedness, for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness; and

                  (c) in the event that, notwithstanding the foregoing provisions of ss.3, Payee shalL have received any such payment or distribution of assets or securities of Maker of any kind or character, whether in cash, property or securities (other than payments or distributions (x) authorized by an order or decree giving effect to the subordination of this Note to the Senior Indebtedness, or (y) of securities that are subordinated to the payment in full in cash of all Senior Indebtedness, all as described in ss.3.2(b) above, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of Maker being subordinated to the payment of this Note, before all Senior Indebtedness is paid in full in cash or payment thereof provided for, then and in such event such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of the Senior Indebtedness or their representative or representatives, ratably according to the aggregate amount remaining unpaid on the Senior Indebtedness, for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

                  (d) in the event that Payee fails to, in a timely manner and to the fullest extent possible, (i) file or cause to be filed such proofs of claim and other papers or documents as may be necessary or advisable to have the claims under this Note allowed at any meeting of creditors or in any proceeding referred to in this ss.3.2 or (ii) enforce claims under this Note, by proof of debt, proof of claim, or otherwise, the holders of the Senior Indebtedness shall be entitled and are authorized to so file and/or enforce either in Payee's name or in the name or names of any holders of the Senior Indebtedness.

                  (e) Payee shall retain the right to vote and otherwise act with respect to the claims under this Note (including, without limitation, the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension), provided that Payee shall not vote with respect to any such plan or take any other action in any way so as to (i) contest the validity of any Senior Indebtedness or any collateral therefor or guaranties thereof, (ii) contest the relative rights and duties of any holders of any Senior Indebtedness established in any instruments or agreements creating or evidencing any of the Senior Indebtedness with respect to any of such collateral or guaranties, or (iii) contest Payee's obligations and agreements set forth in this ss.3.

         The consolidation of Maker with, or the merger of Maker into, another corporation or the liquidation or dissolution of Maker following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another corporation shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of Maker for the purposes of this ss.3 if the corporation formed by such consolidation or into which Maker is merged or the corporation which acquires Maker's properties and assets substantially as an entirety, as the case may be, shall as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in ss.3.14.

         SS.3.3     NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT.

                  (a) In the event of and during the continuation of any default in the payment of any Senior Indebtedness beyond any applicable grace period with respect thereto ("payment default"), then no payment shall be made by or on behalf of Maker on this Note until the date, if any, on which such default or event of default is waived by the holders of such Senior Indebtedness or otherwise cured or has ceased to exist or the Senior Indebtedness to which such default or event of default relates is discharged by payment in full in cash.

                  (b) In the event that any other event of default with respect to any Senior Indebtedness shall have occurred and be continuing that permits the holders of such Senior Indebtedness (or a trustee on behalf of such holders) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, and upon receipt by Maker of written notice (the "Payment Notice") from Payee or a representative for, or the holder of, any Senior Indebtedness, then no payment shall be made by or on behalf of Maker on this Note until the earlier of (x) 179 days after the date on which such Payment Notice shall have been received and (y) the date, if any, on which such default or event of default is waived by the holders of the Senior Indebtedness to which such default or event of default relates is discharged by payment in full in cash (a "Blockage Period"). Not more than two Blockage Periods may be commenced during any period of 360 consecutive days. No event of default that existed or was continuing (it being acknowledged that any subsequent action that would give rise to an event of default pursuant to any provision under which an event of default previously existed or was continuing shall constitute a new event of default for this purpose) on the date of the commencement of any Blockage Period with respect to the Senior Indebtedness initiating such Blockage Period shall be, or shall be made, the basis for the commencement of a second Blockage Period by the representative for, or the holders of, such Senior Indebtedness whether or not within a period of 360 consecutive days, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days. Further, Blockage Periods may not exist for more than 180 days during any period of 360 consecutive days and shall be suspended to the extent necessary to comply with the foregoing. Any such failure to make a payment on this Note shall not be construed as preventing the occurrence of an Event of Default under this Note. Any payment permitted hereunder after a Blockage Period of amounts owed to the holders of this Note during a Blockage Period shall be deemed a cure of any Event of Default caused by any such delayed payment. Notwithstanding any other provision contained herein, during all times in which Maker's senior credit facility, dated March 18, 1998 with BankBoston, N.A., as agent and LaSalle National Bank, as Documentation Agent, and the lenders identified therein, or any restatement, amendment, supplement or modification thereof or any replacement facility thereof (the "Senior Bank Facility") is in effect or the lenders thereunder have any obligations to make loans or extend credit to Maker or its subsidiaries, the only holder of Senior Indebtedness entitled to exercise its rights under ss.3.2(d) and this ss.3.3(b) shall be the agent under the Senior Bank Facility.

         In the event that, notwithstanding the foregoing, any payment or distribution shall be received by Payee in contravention of the provisions of this ss.3, then and in such event such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of the Senior Indebtedness or their representative or representatives, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness, for application to the Senior Indebtedness or to be held as collateral for, the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

         The provisions of this ss.3.3 shall not apply to any payment with respect to which ss.3.2 would be applicable.

         SS.3.4 PAYMENT PERMITTED IF NO DEFAULT. Nothing contained in this ss.3 or elsewhere in this Note shall prevent Maker, at any time except under the circumstances described in ss.3.1 or under the conditions described in ss.3.2, from making payments at any time of principal of (and premium, if any) or interest on this Note or other amounts owed by Maker under this Note.

         SS.3.5 SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS. No payment or distributions to the holders of Senior Indebtedness or their representatives pursuant to the provisions of this ss.3 shall entitle Payee to exercise any right of subrogation in respect thereof until the Senior Indebtedness shall have been paid in full. Payee further waives any and all rights with respect to marshaling.

         SS.3.6 PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS. The provisions of this ss.3 are intended solely for the purpose of defining the relative rights of Payee on the one hand the holders of Senior Indebtedness on the other hand. Nothing contained in this Note is intended to or shall (a) impair, as among Maker, its creditors other than holders of Senior Indebtedness and Payee, the obligation of Maker, which is absolute and unconditional, to pay to Payee the principal of (and premium, if any) and interest on this Note as and when the same shall become due and payable in accordance with its terms; or (b) affect the relative rights against Maker of Payee and creditors of Maker other than the holders of Senior Indebtedness; or (c) prevent Payee from exercising all remedies otherwise permitted by applicable law or this Note upon default under this Note, subject to the rights, if any, under this ss.3 and ss.2.1 of the holders of the Senior Indebtedness.

         SS.3.7 NO WAIVER OF SUBORDINATION PROVISIONS. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Maker or by any act or failure to act, in good faith, by any such holder, or by noncompliance by Maker with the terms, provisions of and covenants of this Note, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         SS.3.8 NOTICE TO PAYEE. Maker shall give prompt written notice to Payee of any fact known to Maker which would prohibit the making of any payment to or by Payee in respect of this Note. Notwithstanding the provisions of this ss.3 or any other provision of this Note, Payee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by Payee in respect of this Note, unless and until Payee shall have received written notice thereof from Maker or a holder of Senior Indebtedness.

         SS.3.9 RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT. Upon any payment or distribution of assets or securities of Maker referred to in ss.3.2, Payee shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of Maker, the amount thereof or payment thereon, the amount of amounts paid or distributed thereon and all other facts pertinent thereto or to this ss.3.

         SS.3.10 FREEDOM OF DEALING. Payee agrees, with respect to the Senior Indebtedness and any and all collateral therefor or guaranties thereof, that Maker and the holders of the Senior Indebtedness may agree to increase the amount of the Senior Indebtedness or otherwise modify the terms of any of the Senior Indebtedness, and the holders of the Senior Indebtedness may grant extensions of the time of payment or performance to and make compromises, including releases of collateral or guaranties, and settlements with Maker and all other persons, in each case without the consent of Payee or Maker and without affecting the agreements of Payee or Maker contained in this Note; provided, however, that nothing contained in this ss.3.10 shall constitute a waiver of the right of Maker itself to agree or consent to a settlement or compromise of a claim which any holder of the Senior Indebtedness may have against Maker.

         SS.3.11 DEFENSE TO ENFORCEMENT. If Payee, in contravention of the terms of this Note, shall commence, prosecute or participate in any suit, action or proceeding against Maker, then Maker may interpose as a defense or plea the provisions of this ss.3, and any holder of the Senior Indebtedness may intervene and interpose such defense or plea in its name or in the name of Maker. If Payee, in contravention of the terms of this ss.3 or the last paragraph of ss.2.3, shall attempt to collect under this Note or enforce any provisions of this Note, then any holder of the Senior Indebtedness or Maker may restrain the enforcement thereof in the name of such holder of the Senior Indebtedness or in the name of Maker.

         SS.3.12 REINSTATEMENT OF SUBORDINATION. To the extent that Maker or any guarantor of or provider of collateral for the Senior Indebtedness makes any payment on the Senior Indebtedness that is subsequently invalidated, declared to be fraudulent or preferential or set aside or is required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or reorganization act, state or federal law, common law or equitable cause (such payment being hereinafter referred to as a "Voided Payment"), then to the extent of such Voided Payment, that portion of the Senior Indebtedness that had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is recovered from any holder of the Senior Indebtedness, a default in the payment of the relevant Senior Indebtedness shall be deemed to have existed and to be continuing from the date of such holder of the Senior Indebtedness' initial receipt of such Voided Payment until the full amount of such Voided Payment is restored to such holder of the Senior Indebtedness. During any continuance of any such payment default, this ss.3 and the last paragraph of ss.2.3 shall be in full force and effect with respect to the obligations hereunder.

         SS.3.13 AMENDMENTS; LIENS. The provisions of this ss.3 and the last paragraph of ss.2.3 may not be amended or waived without the written agreement of Maker, the agent under the Senior Bank Facility and Payee. Payee will not, without the prior written consent of all the holders of the Senior Indebtedness, take or receive any security interest, lien, mortgage or other encumbrance on any assets of Maker or its Subsidiaries.

         SS.3.14 MAKER MAY CONSOLIDATE, ETC. ON CERTAIN TERMS. Maker will not merge or consolidate with any other corporation or sell or convey all or substantially all of its assets to any person, firm or corporation, unless (i) either Maker shall be the continuing corporation, or the successor corporation (if other than Maker) shall expressly assume the payment of interest on or the principal of this Note and the performance of and compliance with all of the covenants of this Note to be performed by Maker, and (ii) Maker or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of or compliance with any such covenants.

SS.4.    MISCELLANEOUS.

         SS.4.1     WAIVER

         The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note. Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

         SS.4.2     NOTICES

         Any notice required or permitted to be given hereunder shall be given in accordance with Section 9(g) of the Agreement.

         SS.4.3     SEVERABILITY

         If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, then the other provisions of this Note shall remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable.

         SS.4.4     GOVERNING LAW

         This Note shall be governed by the laws of the State of Florida without regard to conflicts of laws principles.

         SS.4.5     PARTIES IN INTEREST

         This Note shall bind Maker and its successors and assigns. This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker, except by Will or, in default thereof, by operation of law.

         SS.4.6     SECTION HEADINGS, CONSTRUCTION

         The headings of Sections in this Note are provided for convenience only and shall not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified.

         All words used in this Note shall be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

         IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

                                         NATIONSRENT, INC., a Delaware
                                               corporation

                                         By:
                                             ----------------------------------
                                               Gene J. Ostrow, President